SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

FAMILY ROOM ENTERTAINMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

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Family Room Entertainment Corporation
8530 Wilshire Blvd Suite 420, Beverly Hills, CA 90211
Telephone (310) 659-9411, Fax (310) 659-9412
____________________________________________________________________

July 19, 2006

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Family Room Entertainment Corporation ("FMLY" or the “Company”), a New Mexico Corporation, to be held on August 29, 2006 at 9:00 A.M., local time, at FMLY Headquarters, 8530 Wilshire Blvd., Suite 420 Beverly Hills, CA 90211.

At the Special Meeting, the Stockholders will vote upon the following:

1.	To increase the number of authorized shares of our common stock from 200,000,000 to 2,000,000,000;

The Company's board of directors unanimously recommends that you vote FOR the above-mentioned proposal.

I hope you will be able to attend the Meeting. However, whether or not you plan to attend the Meeting, we request that you vote with the enclosed proxy card.

If you should have any questions in regard to any of the above-mentioned proposals, please do not hesitate to call our Stockholder Relations Department or me at (310) 659-9411.

Sincerely yours,

/s/ George Furla
George Furla
Co-Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope is enclosed if you wish to vote your shares by mail. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Family Room Entertainment Corporation
8530 Wilshire Blvd Suite 420, Beverly Hills, CA 90211
Telephone (310) 659-9411, Fax (310) 659-9412

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held August 29, 2006

The Special Meeting of Stockholders of Family Room Entertainment Corporation will be Held at

1.	To increase the number of authorized shares of our common stock from 200,000,000 to 2,000,000,000;

A Proxy Statement, form of Proxy and the Annual Report to Stockholders of the Company for the fiscal year ended June 30, 2005 are enclosed herewith. Only holders of record of Common Stock at the close of business on July __, 2006 are entitled to receive notice of and to attend the Meeting and any adjournment(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the executive offices of the Company. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of the Company, and to mail it promptly in the enclosed envelope.

In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned by a vote of the majority of the votes cast by the stockholders entitled to vote thereon. Whether or not you expect to attend the Meeting, to assure that a quorum is present at the Meeting or an adjournment thereof, and there are sufficient votes to vote on all of the foregoing proposals, please sign, date and return promptly your Proxy (even after August 31, 2006, the original Meeting date) in the stamp-addressed envelope provided.

By Order of the Board of Directors

/s/ George Furla
George Furla
Co-Chairman and Chief Executive Officer

Dated: July 19, 2006

IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States.

Family Room Entertainment Corporation
8530 Wilshire Blvd Suite 420, Beverly Hills, CA 90211
Telephone (310) 659-9411, Fax (310) 659-9412

Proxy Statement
July 19, 2006

This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Family Room Entertainment Corporation to be voted at the Special Meeting of Stockholders of the Company (the "Meeting"). The approximate mailing date of this Proxy Statement is July __, 2006. A Proxy may be revoked at any time before it is voted at the meeting by submitting a later-dated Proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any Proxy previously given.

VOTING SECURITIES

All holders of record of the Company’s Common Stock at the close of business on July 19, 2006 are entitled to vote at the Meeting. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, for the election of the persons nominated to serve as directors and in accordance with the recommendations of the Board of Directors on any other matter brought before the meeting.

Voting of Proxies

When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

“FOR” the approval to increase the stock authorized from 200,000,000 to 2,000,000,000 shares;

You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any proxy previously given. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. The vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the meeting is necessary to approve the increase in authorized common stock.

The cost of all solicitation will be borne by the Company.

6

PROPOSAL ONE
DIRECTORS’ PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 2,000,000,000
(Item 1 on the Proxy Card)

At the Special Meeting, shareholders will be asked to approve and consent to amend the Company’s restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 2,000,000,000 shares.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

As of the Record Date, a total of 199,824,105 shares of the Company's currently authorized 200,000,000 shares of common stock are issued and outstanding. The increase of the Company's authorized shares mainly relates to the sale of up to 156,433,699 shares of common stock that may be issued to and sold by existing debenture holders and warrant holders upon the conversion of convertible debentures and upon the exercise of warrants. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

Purposes and Certain Possible Effects of Increasing the Number of Authorized Shares of Common Stock

The Company has historically either publicly offered or privately placed its capital stock to raise funds to finance its operations, and has issued securities to management, non-management employees and consultants. The Company expects to continue to make substantial expenditures for development and production of projects in the motion picture entertainment industry. The Company expects to continue to actively explore and negotiate additional financing that it requires. The Company may also seek acquisitions of other companies, products and assets. These activities are likely to require the Company to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock. The Company has, at times in the past, sold shares or securities instruments exercisable or convertible into shares at below the market price of its Common Stock at the date of issuance and may be required to do so in the future in order to raise financing.

The Board acknowledges that the increase in the number of authorized shares of Common Stock at this time will provide the Company with the ability to issue the shares of Common Stock it is currently obligated to issue pursuant to the exercise and conversion of outstanding convertible securities, and also provide it with the flexibility of having an adequate number of authorized but unissued shares of Common Stock available for future financing requirements without the expense or delay attendant in seeking stockholder approval at any special or other annual meeting. The proposed amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed).

Although it is not the purpose of the proposed amendment and the Board is not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of Common Stock also could be used by the Board to discourage, delay or make more difficult a change in control of the Company.

This proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership. In the event that stockholder approval of this proposed amendment of the Certificate of Incorporation to increase the authorized Common Stock is not obtained, the Company will be unable to satisfy its exercise and conversion obligations under the terms of certain of its outstanding convertible securities and holders of such convertible securities may commence legal proceedings against us.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

The following is a list of material existing contractual agreements to issue shares of the Company's common stock in connection with convertible debentures and warrants:

On November 17, 2004, FMLY entered into a Subscription Agreement for $2,000,000, whereby we issued convertible debentures bearing 4% interest, to the following: 1) $700,000 to Longview Equity fund, LP, 2) $350,000 Longview Fund, LP, 3) $300,000 to Longview International Equity fund, LP, 4) $350,000 to Alpha Capital Aktiengesellschaft, 5) $100,000 to Camden International, and 6) $200,000 to Standard Resources Limited. On November 19, 2005, Longview International Equity Fund LP assigned $200,000 of its debenture to Lawrence Abramson. FMLY is to retire the debt by making monthly payments to the note holders in the amount of one-twentieth (1/20th) of the initial amount of the notes starting 120 days after closing. If the market price of the stock is above $0.15, the note holders must accept their monthly payment in FMLY common stock at a conversion rate of $0.15. If FMLY chooses to make its payment in common stock, which is the likely scenario, the conversion rate is equal to eighty percent (80%) of the average of the five (5) lowest closing bid prices of the Common Stock as reported by Bloomberg L.P. for the twenty (20) trading days preceding such Repayment Date

FMLY issued in conjunction with these convertible debentures are Class A warrants to purchase 6,666,667 shares of common stock and Class B warrants to purchase 16,666,667 shares of common stock, both with at an exercise price of $0.12 per share. As of this proxy, there is $1,197,204 of principal still outstanding.

On May 15, 2006, FMLY entered into a Subscription Agreement for $400,000, whereby we issued convertible debentures bearing 11% interest, to Rom Smith. The Conversion Price per share of Common Stock shall be eighty percent (80%) of the average of the five (5) lowest closing bid prices of the Common Stock as reported by Bloomberg, L.P. for the Principal Market for the twenty (20) trading days preceding a Conversion Date.

Except for the above-referenced, the Company has no other current plans for the issuance of the shares of common stock that the Company is asking its shareholders to authorize the increase.

TRANSACTIONAL EFFECTS ON CAPITALIZATION OF THE COMPANY

The above transactions require the issuance of a greater number of shares of common stock then the Company has authorized. The following table consolidated the above-transactions according to their relationship between the exercise/conversion price and the number of shares issuable when the security is exercised.

Security	Current Conversion/	Number of
	Exercise Price	Shares Issuable
November 17, 2004 convertible debentures	$0.012	99,767,032
November 17, 2004 Warrants	$0.120	23,333,334
May 15, 2006 convertible debenture	$0.012	33,333,333

TOTAL SHARES ISSUABLE		156,433,699

RISKS RELATING TO THE CONVERTIBLE DEBENTURES AND WARRANTS

The issuance of shares underlying the convertible debentures and warrants will result in dilution to existing shareholders.

The issuance of shares upon conversion of the convertible debentures and exercise of outstanding warrants will cause immediate and substantial dilution to our existing stockholders and may make it difficult for the Company to obtain additional capital.

The continuously adjustable conversion price feature of the Company’s convertible debentures could require it to issue a substantially greater number of shares, which will cause dilution to our existing stockholders.

The Company's obligation to issue shares upon conversion of our convertible securities is essentially limitless. As sequential conversions and sales take place, the price of the Company's securities may decline and if so, its convertible debenture holders would be entitled to receive an increasing number of shares, which could then be sold, triggering further price declines and conversions for even larger numbers of shares. All of the shares, including all of the shares issuable upon conversion of the debentures and upon exercise of the Company's warrants, may be sold without restriction.

FMLY’s overhang affect of the debenture holders’ conversion and subsequent resale of common stock on the market could result in lower stock prices.

Overhang can translate into a potential decrease in FMLY's market price per share. The common stock underlying unconverted debentures represents overhang. These debentures are converted into common stock at a discount to the market price, providing the debenture holder the ability to sell his or her stock at or below market and still make a profit. If the share volume cannot absorb the discounted shares, FMLY's market price per share will likely decrease. As the market price decreases, each subsequent conversion will require a larger quantity of shares to be issued.

OTHER MATTERS

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of June 30, 2006 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each of the Company’s directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o Family Room Entertainment Corporation, 8530 Wilshire Blvd Suite 420, Beverly Hills, CA 90211

Name and Address	Number of Shares	Percent
of Beneficial Owner (1)	Beneficially Owned	of Class (2)
Longview Fund, LP (3)	25,134,259 (10)	11.2%
600 Montgomery Street 44th floor
San Francisco, CA 94111
Longview Equity Fund, LP (4)	51,790,185 (11)	23.0%
600 Montgomery Street 44th floor
San Francisco, CA 94111
Longview Int’l Equity Fund, LP (5)	8,852,875 (12)	3.9%
600 Montgomery Street 44th floor
San Francisco, CA 94111
Alpha Capital Aktiengesellschaft (6)	17,114,668 (13)	7.6%
Pradafant
9490 Furstentums
Vaduz, Liechtenstein
Standard Resources Limited (7)	13,733,046 (14)	6.1%
Room 1202, 12th floor
Des voeux Road Central
Hong Kong
Lawrence Abramson (8)	5,308,667 (15)	2.4%
9235 Robin Drive Los Angeles, CA 90069

Ron Smith (9)	33,333,333 (16)	14.8%
928 North San Vincente
Penthouse 310
West Hollywood, CA 9069

Directors and Officers
George Furla	8,066,867	4.0%
Randall Emmett	2,762,193	1.4%

All current directors and
Executive Officers
(Group of 5)	10,829,060	5.4%

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 31, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Percentage based on 199,824,105 shares of common stock outstanding as of June 30, 2006, plus shares underlying each shareholder’s convertible note and warrants.

(3) Longview Fund, LP is a private investment fund that is in the business of investing publicly-traded securities for their own accounts and is structured as a limited liability company whose members are the investors in the fund. The General Partner of the fund is Viking Asset Management, LLC, a California limited liability company which manages the operations of the fund. Peter T. Benz is the managing member of Viking Asset Management, LLC. As the control person of the shares owned by Longview Fund, LP, Mr. Benz may be viewed as the beneficial owner of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(4) Longview Equity Fund, LP is a private investment fund that is in the business of investing publicly-traded securities for their own accounts and is structured as a limited liability company whose members are the investors in the fund. The General Partner of the fund is Viking Asset Management, LLC, a California limited liability company which manages the operations of the fund. Peter T. Benz is the managing member of Viking Asset Management, LLC. As the control person of the shares owned by Longview Equity Fund, LP, Wayne Coleson may be viewed as the beneficial owner of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(5) Longview International Equity Fund, LP is a private investment fund that is in the business of investing publicly-traded securities for their own accounts and is structured as a limited liability company whose members are the investors in the fund. The General Partner of the fund is Viking Asset Management, LLC, a California limited liability company which manages the operations of the fund. Peter T. Benz is the managing member of Viking Asset Management, LLC. As the control person of the shares owned by Longview International Equity Fund, LP, Wayne Coleson may be viewed as the beneficial owner of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(6) Alpha Capital Aktiengesellschaft: In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, Konard Ackerman may be deemed the control person of the shares owned by such entity. ALPHA Capital AG is a private investment fund that is owned by all its investors and managed by Mr. Ackerman. Mr. Ackerman disclaims beneficial ownership of the shares of common stock being registered hereto.

(7) Standard Resources Limited is engaged in the business of investing in publicly-traded equity securities for its own account. Standard Resources` principal offices are located at Room 1202, 12th floor, Des Voeux Road Central, Hong Kong, Fax: (852) 2380 8150. Lin Chen Hu has voting and investment control over investments held by Standard Resources.

(8) Lawrence Abramson is an individual.

(9) Ron Smith is an individual.

(10) Concerning Longview Fund, LP: Assuming $252,611 of Convertible Debentures converted at $0.012 plus 4,083,334 warrants.

(11) Concerning Longview Equity Fund, LP: Assuming $533,366 of Convertible Debentures converted at $0.012 plus 8,166,666 warrants.

(12) Concerning Longview International Equity Fund, LP: Assuming $65,647 of Convertible Debentures converted at $0.012 plus 3,500,000 warrants.

(13) Concerning Alpha Capital Aktiengesellschaft: Assuming $156,376 of Convertible Debentures converted at $0.012 plus 4,083,334 warrants.

(14) Concerning Standard Resources: Assuming $136,797 of Convertible Debentures converted at $0.012 plus 2,333,334 warrants.

(15) Concerning Lawrence Abramson: Assuming $63,704 of Convertible Debentures converted at $0.012.

(16) Concerning Ron Smith: Assuming $400,000 of Convertible Debentures converted at $0.012.

Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

The following table sets forth the names, ages and all positions with FMLY currently held by each person who may be deemed an executive officer of FMLY. Executive officers serve at the discretion of the Board of directors. Unless otherwise noted, all references to FMLY include Family Room Entertainment Corporation and all its wholly owned subsidiaries:

The following table sets forth the directors and executive officers of FMLY

Name     Age   Executive Position Held

George Furla    45  Co-Chairman, Chief Executive
Officer and President
Randall Emmett    35  Co-Chairman, Chief Operating
Officer and Assistant Secretary
Stanley Tepper     61  Executive of Finance & Accounting /Chief Financial Officer

Randall Emmett - Co-Chairman Mr. Emmett has extensive experience in the entertainment and film industry. He began his career with Simpson/Bruckheimer Films as an Assistant to the Producer after graduating from the New York School of Visual Arts in 1994. While at Simpson/Bruckheimer, Randall worked on film projects such as “Bad Boys” and “Crimson Tide”. Randall later worked for International Creative Management (“ICM”) as an Assistant within the Motion Picture Talent Division. Mr. Emmett jointly formed the current production company in 1998 and is principally responsible for talent, agency relationships and has joint responsibility for concept development.

George Furla - Co-Chairman Mr. Furla has over 18 years of business experience in entertainment and financial services. He began his business career with Cantor Fitzgerald where he was a trader in the equity securities area. After spending several years with Cantor Fitzgerald, George then worked for Jones and Associates for 3 years in a similar capacity. In 1988, Mr. Furla left Jones and Associates to run a hedge fund, which he established. Mr. Furla entered the film business in 1995, financing several productions. George jointly formed the current production company in 1998 and is principally responsible for financing arrangements, distribution and has joint responsibility for concept development. Mr. Furla is a 1982 graduate of the University of Southern California with a degree in business administration.

Stanley Tepper- Executive of finance & accounitng/ chief financial officer: Mr. Tepper has held senior management positions with various entities. During the period from February, 1998 through March 2000 Mr. Tepper was Controller of Operations for Time/Warner/Village Roadshow Pictures joint venture. Prior to that Mr Tepper has over 30 years of experience as senior management in accounting and finance , principally in the entertainment industry such entities as Time/Warner/Orion Pictures joint venture, Satori Film, ALMI Distribution/RKO Warner Theaters, and the Cannon Group, Inc. Mr. Tepper began his career with Price Waterhouse, New York. He earned a BS degree from Southeastern University of Washington, DC with a major in accounting and minor in computer methodology

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the FMLY’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of FMLY. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish FMLY with copies of all Section 16(a) forms they file.

To the best of FMLY’s knowledge, based solely on its review of the copies of such reports furnished to the company and written representations that no other reports were required during the fiscal year ended June 30, 2005, all

Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Code of Ethics for Chief Executive Officer and Senior Financial Officers

On May 21, 2004, the Board of Directors of the Company adopted the Code of Ethics for Chief Executive Officer and Senior Financial Officers.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information regarding compensation paid by FMLY for services rendered during the fiscal years ended June 30, 2005 and 2004, respectively, to FMLY’s Chief Executive Officer, President and Chief Financial Officer during such period.

	Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary(1)	Bonus	Other Annual Compensation(2)	Restricted Stock Awards	Securities Underlying Options	All Other Compensation
George Furla Co-Chairman, Chief Executive Officer and President	2005 2004 2003	0 0 0	0 0 0	$413,758 $141,746 $100,000	0 0 0	0 0 0	$ 0 $354,166 0
Randall Emmett Co-Chairman Chief Operating Officer and Assistant Secretary	2005 2004 2003	0 0 0	0 0 0	$559,609 $180,404 $136,000	0 0 0	0 0 0	$ 0 $354,166 0
Stanley Tepper Chief Financial Officer	2005 2004 2003	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	$35,000 $12,500 0

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted
		% of Total Options Granted to Employees in 2005
			Exercise or Base Price ($/Sh)	Expiration Date
					5%	10%
George Furla	0	0
Randall Emmett	0	0
Stanley Tepper	0	0

2005 Option Exercises and Year-End Option Holdings

The following table sets forth, with respect to the Named Executive Officers, information concerning the exercise of stock options during the year ended June 30, 2005, and the year-end value of unexercised options:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Unexercised Options Held at June 30, 2005		Value of Unexercised In-the-Money Options at June 30, 2005(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
George Furla
Randall Emmett
Stanley Tepper

N/A

BOARD AND COMMITTEE MEETINGS

The Board held five (5) meetings during the fiscal year ended June 30, 2005.

There were no committee meetings during the fiscal year ended June 30, 2005.

No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation Committee.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other Company equity securities. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the company and written representations that no other reports were required during the fiscal year ended June 30, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

DIRECTOR AND COMMITTEE COMPENSATION

Directors are not compensated.

CERTAIN TRANSACTIONS

During the year ended June 30, 2003, FMLY paid to George Furla $ 88,000 and Randall Emmett $121,500 for their share of the producer fees.

During the fiscal year ending June 30, 2004, FMLY received under certain contractual agreements, in relation to producer fees, for certain of FMLY's affiliation with third party film producers that began during fiscal 2003. FMLY paid George Furla $141,746 and Randall Emmett $180,404.

During the fiscal year ending June 30, 2005, FMLY received under certain contractual agreements, in relation to producer fees, for certain of FMLY’s affiliation with third party film producer/ financiers. Through June 30, 2005, FMLY paid George Furla $413,758 and Randall Emmett $559,609

The Board of Directors of the Company does not intend to bring any other matters before the Special Meeting and does not know of any other matter that may be brought before the Special Meeting.

ANNUAL REPORT ON FORM 10-KSB

The Company filed an Amended Annual Report on Form 10-KSB with the SEC on or about July 6, 2006. A copy of the Form 10-KSB/A for the fiscal year ended June 30, 2005, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting. The Form 10-KSB/A is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Stockholders may obtain an additional copy of this report, without charge, by writing to Stanley Tepper, Secretary of the Company, at the Company's principal executive offices located at 8530 Wilshire Blvd Suite 420, Beverly Hills, CA 90211

Submission of 2005 Stockholder Proposals

Proposals of stockholders that are intended to be presented at the special meeting in 2006 must be received by the Secretary of Family Room Entertainment located at 8530 Wilshire Blvd Suite 420, Beverly Hills, CA 90211, no later than June 1, 2006 to be considered for inclusion in the Company’s 2006 Proxy material.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

By order of the Directors

/s/ George Furla
George Furla
Chief Executive Officer

Dated: July 19, 2006

THE BOARD OF DIRECTORS OF
FAMILY ROOM ENTERTAINMENT CORPORATION

Dated: July 19, 2006

FAMILY ROOM ENTERTAINMENT CORPORATION - PROXY OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George Furla jointly and severally, as proxies, with full power of substitution and re-substitution, to vote all shares of stock which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Special Meeting") of Family Room Entertainment Corporation (the “Company”) to be held on August 29, 2006 at 9:00 A.M. local time, at 8530 Wilshire Blvd Suite 420, Beverly Hills, CA 90211, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A “VOTE FOR” PROPOSALS 1

1. APPROVAL OF INCREASE IN NUMBER OF COMMON STOCK:

Approval of an amendment to the Company’s certificate of incorporation to increase the number of the Common Stock authorized to be issued to 2,000,000,000 shares.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT(s) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED: ____________________, 2006

SIGNATURE OF STOCKHOLDER

___________________________________________________
PRINTED NAME OF STOCKHOLDER

__________________________________________________
TITLE (IF APPROPRIATE)

__________________________________________________

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING. ☐